MFS(R) Strategic Value Fund

                      Supplement to the Current Prospectus

Effective immediately the Portfolio Manager section of the Prospectus is hereby restated as follows:

Portfolio Managers

Information regarding the portfolio managers of the fund is set forth below.

Portfolio Managers                 Primary Role            Since     Title and Five Year History
Kenneth J. Enright               Portfolio Manager         1998      Senior  Vice  President  of MFS;  employed  in the
                                                                     investment management area of MFS since 1986.

Alan T. Langsner                 Portfolio Manager         2004      Vice President of MFS;  employed in the investment
                                                                     management area of MFS since 1999.


                   The date of this Supplement is May 1, 2005.